UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (date of earliest event reported):  November 15, 2006

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9268	94-1690082
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

One Riverway, Suite 2100

Houston, Texas 77056

(Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         Results of Operations and Financial Condition

On November 15, 2006, Geokinetics Inc. a Delaware corporation (the “Company”), issued a press release (the “Press Release”) announcing third quarter financial results. The Press Release is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01         Other Events

On November 16, 2006, David A. Johnson, the President and Chief Executive Officer of the Company, will make a presentation regarding the Company at a meeting of the partners of Avista Capital Partners, L.P., to be held at the Ritz Carlton New York, Battery Park in New York, NY from 8:30 am to 11:30 am Eastern Standard Time. A copy of the presentation is attached hereto as Exhibit 99.2.

The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.         Exhibits

(c)           Exhibits

The following exhibits are filed with this report.

99.1     Press Release dated November 15, 2006, announcing third quarter financial results.

99.2     Presentation for the Avista Partners Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 16, 2006

GEOKINETICS INC.

	By:	/s/ Scott A. McCurdy
Scott A. McCurdy
Vice President and
Chief Financial Officer